                                                                    EXHIBIT 99.2


                               SECURITY AGREEMENT


         SECURITY AGREEMENT (as amended, supplemented or otherwise modified from time to time, the "AGREEMENT"), dated as of September 21, 2004, among Markland Technologies, Inc., a Florida corporation (the "COMPANY"), E-OIR Technologies, Inc., a Virginia corporation ("EOIR"), ErgoSystems Corporation, a Virginia corporation ("ERGO"), and Science & Technology Research, Inc., a Maryland corporation ("STR" and together with EOIR, and Ergo, the "SUBSIDIARIES" and the Subsidiaries together with the Company the "GRANTORS" and each a "GRANTOR") and the investors signatory hereto (each investor including their respective successors, endorsees, transferees and assigns, a "SECURED PARTY", and collectively, the "SECURED PARTIES").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company has requested that each Secured Party severally make certain investments (the "INVESTMENTS") to the Company in exchange for the Company's Secured 8% Convertible Notes in the aggregate initial principal amount of $5,200,000 (collectively, the "NOTES") and warrants to acquire Common Stock (as defined below) (collectively, "WARRANTS"). The Notes and the Warrants each provide the holders thereof, including the Secured Parties, the right to obtain shares of the Company's Common Stock. The Notes and Warrants will be issued pursuant to a Purchase Agreement, dated the date of this Agreement among the Company and the Secured Parties (the "PURCHASE AGREEMENT") and the Transaction Documents entered into in connection therewith (as such term is defined in the Purchase Agreement).

         WHEREAS, each of the Subsidiaries is a direct subsidiary of the Company and each of the Subsidiaries acknowledges that (i) it will derive substantial benefit from the making of the Investments, (ii) the execution and delivery by each Grantor of this Agreement is a condition precedent to the making of the Investments, and (iii) the Secured Parties would not have entered into the Purchase Agreement or made the Investments if the Grantors had not executed and delivered this Agreement.

         WHEREAS, to induce the Secured Parties to make the Investments, the Grantors have agreed to grant to the Secured Parties a security interest and lien in all of the assets of the Grantors and to enter into and grant the lien contemplated in this Agreement.

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Certain Definitions.

                  (a) As used in this Agreement, the following terms have the meanings specified below:

                  "AGENT" means Ethan Benovitz, as agent for each of the Secured Parties pursuant to this Agreement, or such other Person as shall have been subsequently appointed as a successor agent pursuant to this Agreement.

                  "COLLATERAL" has the meaning set forth in Section 2.

                  "COLLATERAL RECORDS" means all books, instruments, certificates, Records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals and other documents, and all computer software, computer printouts, tapes, disks and related data processing software and similar items, in each case that at any time represent, cover or otherwise evidence, or contain information relating to, any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.

                  "COLLATERAL SUPPORT" means all property (real or personal) assigned, hypothecated or otherwise securing any of the Collateral, and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

                  "INSURANCE" means all insurance policies covering any or all of the Collateral (regardless of whether the Agent or any other Secured Party is the loss payee thereof) and all business interruption insurance policies.

                  "OBLIGATIONS" means (i) the due and punctual payment of (a) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including without limitation in respect of fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of any Grantor to the Secured Parties, in each case under the Transaction Documents, and (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of any Grantor or any other party (other than the Agent and the Secured Parties) under or pursuant to the Transaction Documents (including the requirement to timely deliver shares of Common Stock upon a conversion of Notes and exercise of Warrants).

                  "PERMITTED LIENS" shall have the meaning assigned to it in the Purchase Agreement

                  "PERMITTED PRIOR LIENS" means Permitted Liens within the meaning of clause (i) of such defined term.

                   "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction.

                  (b) Terms used in this Agreement but not otherwise defined in this Agreement that are defined in the Purchase Agreement shall have the respective meanings given such terms in the Purchase Agreement.

         Terms used in this Agreement but not otherwise defined in this Agreement or the Purchase Agreement that are defined in Article 9 of the UCC (such as "GENERAL INTANGIBLES" and "PROCEEDS") shall have the respective meanings given such terms in Article 9 of the UCC.

         2. GRANT OF SECURITY INTEREST.

                  (a) As security for the payment or performance as applicable, in full of the Obligations, each Grantor hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, and hereby grants to the Agent (and its successors and assigns), for the ratable benefit of the Secured Parties, a security interest in and lien on (the "SECURITY INTEREST") all personal property and fixtures of such Grantor, including all of such Grantor's right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the "COLLATERAL"): (i) all Accounts, (ii) all Chattel Paper,
(iii) all Commercial Tort Claims, (iv) all Documents, (v) all Equipment, (vi) all General Intangibles, (vii) all Goods, (viii) all Instruments, (ix) all Insurance, (x) all Inventory; (xi) all Letter of Credit Rights, (xii) all other goods and other personal property of such Grantor, whether tangible or intangible, (xiii) to the extent not otherwise included in clauses (i) through
(xiii) of this Section, all Collateral Records, Collateral Support and Supporting Obligations in respect of any of the foregoing, (xiv) to the extent not otherwise included in clauses (i) through (xiv) of this Section, all other property in which a security interest may be granted under the UCC or which may be delivered to and held by the Agent pursuant to the terms hereof, and (xv) to the extent not otherwise included in clauses (i) through (xv) of this Section, all Proceeds, products, substitutions, accessions, rents and profits of or in respect of any of the foregoing.

                  (b) Notwithstanding the forgoing, the Collateral shall include government contracts only to the extent such assignment or pledge under this
SECTION 2 would not cause a breach or default under such government contract or violate any applicable Federal or state law, provided that to the extent such security interest at any time hereafter would no longer cause a breach or default under such government contract or violate any applicable Federal or state law, the Collateral shall automatically and without any further action include, and the Grantors shall be deemed to have granted automatically and without any further action a Security Interest in such government contracts as if the grant of such security interest would had never resulted in such a default or violation.

                  (c) The Security Interest, this Agreement and the transactions contemplated hereby are intended to comply with the requirements for subordination under, and to the fullest extent necessary to so comply are expressly subordinated to, the security interest granted to the holders of the Promissory Notes (the "EOIR NOTES"), dated June 29, 2004, made by EOIR pursuant to a Security Agreement, dated June 29, 2004, between EOIR and the holders of the EOIR Notes, (the "EOIR SECURITY AGREEMENT"), without limiting the generality of the foregoing, the Security Interest is junior to and subordinated to the Liens (as defined in the EOIR Security Agreement) to the extent necessary for it to be a "Permitted Lien" within the terms of the EOIR Security Agreement and the Secured Parties agree that they will execute and deliver any and all documents and take any actions that the holders of the EOIR Notes and the beneficiaries of the EOIR Security Agreement may request to evidence or effect this subordination.

         3. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE GRANTORS. Each Grantor represents and warrants to, and covenants and agrees with, each of the Secured Parties as follows:

                  (a) Each Grantor has the requisite corporate power and authority to enter into this Agreement and to otherwise carry out its obligations thereunder. The execution, delivery and performance by each Grantor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of each Grantor and no further action is required by such Grantor. This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, usury or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (b) Except for Permitted Liens, Each Grantor is the sole owner of its rights in the Collateral, free and clear of any Liens (other than Permitted Liens) and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement or in connection with Permitted Liens) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, no Grantor shall execute or authorize the filing of in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement or in connection with Permitted Liens) without the consent of the Secured Parties.

                  (c) Each Grantor represents and warrants that it has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on SCHEDULE A attached hereto.

                  (d) It has no knowledge of any claim that any of the Collateral or any Grantor's use of any Collateral violates the rights of any third party. There has been no adverse decision of which such Grantor is aware as to its exclusive (or nonexclusive, as the case may be) rights to use the Collateral in any jurisdiction, and, to the knowledge of such Grantor there is no proceeding involving said rights pending or threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                  (e) Each Grantor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to each of the Secured Parties at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of each of the Secured Parties a valid, perfected and continuing first priority lien in the Collateral, subject only to Permitted Prior Liens.

                  (f) This Agreement creates in favor of each of the Secured Parties a valid security interest in the Collateral, securing the payment and satisfaction of the Obligations, and, upon making all applicable filings, a perfected first priority security interest in the Collateral subject only to Permitted Prior Liens. No authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either: (i) for the grant by each Grantor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by each Grantor or (ii) for the perfection of or exercise by the Secured Parties of their rights and remedies hereunder.

                  (g) On the date of execution of this Agreement, each Grantor authorizes each Secured Party to file one or more financing statements under the UCC with respect to the Security Interest for filing with the jurisdictions indicated on SCHEDULE B, attached hereto and in such other jurisdictions as the Secured Parties deem necessary.

                  (h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which any Grantor is a party or by which any Grantor is bound. Except as set forth on SCHEDULE 3(H), no consent (including, without limitation, from stock holders or creditors of any Grantor) is required for any Grantor to enter into and perform its obligations hereunder, other than consents already obtained by each Grantor.

                  (i) Each Grantor shall at all times maintain the Security Interest provided for hereunder as a valid and perfected first priority security interest in the Collateral (subject only to Permitted Prior Liens) in favor of each of the Secured Parties and insure that such Security Interest remains senior to all existing and hereafter created security interests and Liens, other than Permitted Prior Liens. Each Grantor shall safeguard and protect all Collateral. The Company hereby agrees to defend the same against any and all persons. At the request of the Agent and/or Secured Parties, each Grantor will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, each Grantor shall pay all fees, taxes and other amounts necessary to maintain the Security Interest hereunder, and each Grantor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                  (j) It will not allow any material Collateral to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Parties.

                  (k) Each Grantor shall keep and preserve the tangible Collateral in good condition, repair and order, reasonable wear and tear excepted, and shall not knowingly operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage unless, in each case, where the failure to comply with the foregoing provisions does not result in an adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

                  (l) Each Grantor shall, within ten (10) days of obtaining knowledge thereof, advise the Agent, in sufficient detail, of any substantial change in all or any material portion of the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

                  (m) Each Grantor shall promptly execute and deliver to the Secured Parties such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as necessary to perfect, protect or enforce their security interest in the Collateral.

                  (n) Each Grantor shall permit the Secured Parties and theirs representatives and agents upon prior written consent to inspect the Collateral at any time during normal business hours, and to make copies of records pertaining to any material item of Collateral as may be reasonably requested by the Secured Parties from time to time.

                  (o) Each Grantor shall promptly notify the Agent in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Grantor that reasonably would be expected to have an adverse affect on the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

                  (p) Each Grantor shall not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral where violation is reasonably likely to have a material adverse effect on the Secured Parties' rights in the Collateral or Secured Parties' ability to foreclose on the Collateral.

                  (q) Other than Permitted Liens, no Grantor shall grant to any person or entity any security interests or Liens in or to any of the Collateral.

                  (r) Each Grantor shall notify the Agent of any change in such Grantor's name, identity, chief place of business, chief executive office or residence within 30 days of such change.

         4. DEFAULTS. Each of the following events shall be an "EVENT OF
DEFAULT":

                  (a) the occurrence of an Event of Default under and as defined in the Note;

                  (b) any representation or warranty of any Grantor in this Agreement shall prove to have been incorrect in any material respect when made or deemed made; and

                  (c) the failure by any Grantor to observe or perform any of its obligations hereunder for ten (10) business days after receipt by such Grantor of written notice of such failure from any Secured Party.

         5. DUTY TO HOLD IN TRUST. Upon the occurrence and during the continuation of any Event of Default, each Grantor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall upon request by the Secured Parties forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

         6. RIGHTS AND REMEDIES UPON DEFAULT. Subject to the provisions of
Section 2(c), upon the occurrence and during the continuation of any Event of Default, the Agent (on behalf of, and for the benefit of itself and each Secured Party) shall have the right to exercise all of the remedies conferred hereunder, under the Notes, and the Agent and the Secured Parties shall have all the rights and remedies of a secured party under the UCC. Without limitation, but subject to Section 2(c), the Secured Parties shall have the following rights and powers upon and during the continuance of an Event of Default:

                  (a) The Agent shall have the right to take possession of all tangible manifestations or embodiments of the Collateral and, for that purpose, without breaching the peace enter, with the aid and assistance of any person previously identified to, and approved in writing by, any Grantor, any premises where the Collateral, or any part thereof, is placed and remove the same, and each Grantor shall assemble the Collateral and make it available to the Agent at such Grantor's premises.

                  (b) The Agent shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit (for United States Dollars or such other currency as it may choose) or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Agent may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Grantor or right of redemption of any Grantor, which are hereby expressly waived. Upon each such sale, assignment or other transfer of Collateral, the Agent may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Grantor, which are hereby waived and released.

                  (c) The Agent may sublicense or, to the same extent each Grantor is permitted by law and contract to do so, whether on an exclusive or non-exclusive basis, any of the Collateral throughout the world for such period, on such conditions and in such manner as the Agent shall, in its reasonable discretion, determine.

                  (d) The Agent may (without assuming any obligations or liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against licensee or sublicensee all rights and remedies of the Grantor in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

                  (e) The Agent may, in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to this Section, pursuant to the authority provided for in Section 12, execute and deliver on behalf of the Grantors one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as the Secured Parties may determine advisable.

                  (f) In the event that any Secured Party shall recover from the Grantors or the Collateral more than its pro rata share of the Obligations owed to all Secured Parties hereunder, whether by agreement, understanding or arrangement with the Grantors or any other Person, set off or other means, such Secured Party shall immediately deliver or pay over to the other Secured Parties their pro rata portion of any such recovery in the form received.

         7. APPLICATIONS OF PROCEEDS; EXPENSES. (a) The proceeds of any such sale, sublicense or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Agent and/or Secured Parties in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the applicable Grantor any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Grantors will be liable for the deficiency. To the extent permitted by applicable law, the Grantors waive all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Agent and/or Secured Parties.

                  (b) Each of the Grantors, jointly and severally, agrees to pay all out-of-pocket fees, costs and expenses reasonably incurred in connection with any filing required hereunder, including, without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Agent. The Grantors shall also pay all other claims and charges which in the reasonable opinion of the Agent and/or Secured Parties would reasonably be expected to prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Grantors will also, upon demand, pay to the Agent and/or Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Agent and/or Secured Parties may incur in connection with the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral.

         8. RESPONSIBILITY FOR COLLATERAL. Grantors assume all liabilities and responsibility in connection with all Collateral, and the obligations of the Grantors hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unenforceability or unavailability for any reason.

         9. SECURITY INTEREST ABSOLUTE. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Grantors' obligations hereunder shall survive, and shall not be discharged or satisfied by any prior payment thereof, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. Each Grantor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. Each Grantor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         10. TERM OF AGREEMENT. This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full or otherwise converted pursuant to the terms thereof and all other Obligations have been indefeasibly paid or discharged in full. Upon such termination, the Secured Parties, at the request and at the expense of Grantors, will join in executing any termination statement and other filings with respect to any financing statement executed and filed pursuant to this Agreement or required for evidencing termination of the Security Interest or this Agreement.

         11. POWER OF ATTORNEY; FURTHER ASSURANCES. (a) Each Grantor authorizes the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as such Grantor's true and lawful attorney-in-fact, with power, in its own name or in the name of such Grantor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against Company, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Grantor's expense, at any time, or from time to time, all acts and things which the Secured Parties deem necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein, in order to effect the intent of this Agreement and the Notes, all as fully and effectually as the Grantor might or could do; and each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement.

                  (b) On a continuing basis, each Grantor will make, execute, acknowledge, deliver, file and record, as the case may be, with the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on SCHEDULE B, attached hereto, all such instruments, and take all such action as necessary to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a first priority security interest in all the Collateral, subject to Permitted Liens.

                  (c) Each Grantor hereby irrevocably appoints the Secured Parties as each Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, from time to time in the Secured Parties' discretion, to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral.

         12. AGENT.

                  (a) ACTIONS. The Agent shall at all times act upon and in accordance with written instructions received from a Two-Thirds-in-Interest (as defined in Section 16) from time to time. The Agent shall be deemed to be authorized on behalf of each Secured Party to act on behalf of such Secured Party under this Agreement and, in the absence of written instructions from a Two-Thirds-in-Interest (with respect to which the Agent agrees that it will, subject to the last two sentences of this Section, comply, except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. The Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by the Grantors. By accepting their Notes each Secured Party shall be deemed to have agreed to indemnify the Agent (which agreement shall survive any termination of such Secured Party' percentage), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement and the Notes, including the reimbursement of the Agent for all out-of-pocket expenses (including attorneys' fees) incurred by the Agent in enforcing the Obligations of the Grantors under this Agreement or the Notes, in all cases as to which the Agent is not reimbursed by the Grantors; PROVIDED, that no Secured Party shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements determined by a court of competent jurisdiction in a final proceeding to have resulted solely from the Agent's gross negligence or willful misconduct. The Agent shall not be required to take any action hereunder or under the Notes, or to prosecute or defend any suit in respect of this Agreement or under the Notes, unless the Agent is indemnified to its reasonable satisfaction by the Secured Parties against loss, costs, liability and expense. If any indemnity in favor of the Agent shall become impaired, it may call for additional indemnity and cease to do the acts indemnified against until such additional indemnity is given.

                  (b) EXCULPATION. Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents shall be liable to any Secured Party for any action taken or omitted to be taken by it under this Agreement or the Notes, or in connection herewith or therewith, except for its own willful misconduct or gross negligence or be responsible for the consequences of any error in judgment. Neither the Agent nor any of its directors, officers, partners, members, shareholders, employees or agents has any fiduciary relationship with any Secured Party by virtue of this Agreement. The Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties herein or in any certificate or other document delivered in connection herewith or for the authorization, execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, or sufficiency of this Agreement or the Notes, the financial condition of the Grantors or the condition or value of any of the Collateral, or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or the Notes, the financial condition of the Grantors or the existence or possible existence of any default or event of default. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which it believes to be genuine and to have presented by a proper person.

                  (c) OBLIGATIONS HELD BY THE AGENT. The Agent shall have the same rights and powers with respect to any Notes held by it or any of its affiliates, as any Secured Party and may exercise the same as if it were not the Agent. Each of the Grantors and each Secured Party hereby waives, and each successor to any Secured Party shall be deemed to waive, any right to disqualify any Secured Party from serving as the Agent or any claim against that Secured Party for serving as Agent.

                  (d) COPIES, ETC. The Agent shall give prompt notice to each Secured Party of each notice or request required or permitted to be given to the Agent by the Grantors pursuant to the terms of this Agreement. The Agent will distribute to each Secured Party each instrument and other agreement received for its account and copies of all other communications received by the Agent from the Grantors for distribution to each Secured Party by the Agent in accordance with the terms of this Agreement. Notwithstanding anything herein contained to the contrary, all notices to and communications with the Grantors under this Agreement shall be effected by each Secured Party through the Agent.

                  (e) RESIGNATION OF AGENT. The Agent may resign as such at any time upon at least thirty (30) days' prior notice to the Company and all the Secured Parties, such resignation not to be effective until a successor Agent is in place. If the Agent at any time shall resign, a Two-Thirds-in-Interest may jointly appoint another Secured Party as a successor Agent which shall thereupon become the Agent hereunder. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement.

                  (f) REPLACEMENT OF AGENT. A Two-Thirds-in-Interest may at any time and for any reason replace the Agent with a successor Agent jointly selected by them, upon at least five (5) days written notice to the Company and the other Secured Parties. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the terminated Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges, and duties of the retiring Agent, and the terminated Agent shall be discharged from its duties and obligations under this Agreement.

         13. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof,
(iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to the Company or any Grantor:

                           Markland Technologies, Inc.
                           54 Danbury Road, #207
                           Ridgefield, Connecticut  06877
                           Facsimile No.:  (203) 286-1608
                           Attn: Chief Financial Officer

With a copy to:
                           Foley Hoag LLP
                           155 Seaport Boulevard
                           Boston, Massachusetts 02210
                           Facsimile No.:  (617) 832-7000
                           Attn: David A. Broadwin, Esq.

If to Secured Parties:     To the address set forth under such Secured Parties'
                           name on the signature pages hereto.

         14. OTHER SECURITY. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in their sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

         15. ACTIONS BY SECURED PARTIES. Any action required or permitted hereunder to be taken by or on behalf of the Secured Parties shall, for such action to be valid, require the approval of the Two-Thirds-in-Interest prior to the taking of such action. If the consent, approval or disapproval of the Secured Parties is required or permitted pursuant to this Agreement, such consent, approval or disapproval shall only be valid if given by the Two-Thirds-in-Interest. "TWO-THIRDS-IN-INTEREST" means the Secured Party or Secured Parties (as the case may be) holding in excess of ? of the outstanding aggregate principal amount under the Notes, determined on a cumulative basis.

         16. MISCELLANEOUS. (a) No course of dealing between the Grantors and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder, under the Notes or under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby, by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                  (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement signed by the parties hereto.

                  (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                  (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                  (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                  (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                  (h) This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which is governed by a jurisdiction other than the State of New York in which case such law shall govern. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of any New York State or United States Federal court sitting in New York county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

                  (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.


                                        MARKLAND TECHNOLOGIES, INC.

                                        By:  /S/ KENNETH DUCEY, JR.
                                          --------------------------------------
                                            Name:    Kenneth Ducey, Jr.
                                            Title:   President and Chief
                                                      Financial Officer


                                        E-OIR TECHNOLOGIES, INC.

                                        By:  /S/ JOSEPH P. MACKIN
                                          --------------------------------------
                                            Name:    Joseph P. Mackin
                                            Title:   President


                                        SCIENCE & TECHNOLOGY RESEARCH, INC.

                                        By:  /S/ KENNETH DUCEY, JR.
                                          --------------------------------------
                                            Name:    Kenneth Ducey, Jr.
                                            Title:



                                        ERGOSYSTEMS CORPORATION

                                        By:  /S/ KENNETH DUCEY, JR.
                                          --------------------------------------
                                            Name:    Kenneth Ducey, Jr.
                                            Title:

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement as of the day and year first above written.



                                     DKR SOUNDSHORE OASIS HOLDING FUND, LTD.

                                     By: /S/ BARBARA BURGER
                                         ---------------------------------------
                                     Name:   Barbara Burger
                                     Title:  Assistant Director


                                     DKR SOUNDSHORE STRATEGIC HOLDING FUND, LTD.

                                     By: /S/ BARBARA BURGER
                                         ---------------------------------------
                                     Name:   Barbara Burger
                                     Title:  Assistant Director